                                                                   Exhibit 10.46

THIS INSTRUMENT PREPARED BY
AND RETURN AFTER RECORDING TO:
LARRY R. STOUT
P.0. BOX 15200
DAYTONA BEACH, FL 32115

                  REAL ESTATE MORTGAGE AND SECURITY AGREEMENT
                  -------------------------------------------

DATE:                   As of August 1, 1997

MORTGAGOR:              La-Man Corporation, (As to Parcel 1 only)
                        5029 Edgewater Drive
                        Orlando, Florida  32810


MORTGAGOR:              Don Bell Industries, Inc., (As to Parcels 2 and
                         3 only)
                        365 Oak Place
                        Port Orange, Florida 32127

MORTGAGEE:              SouthTrust Bank, National Association
                        100 East New York Avenue
                        DeLand, Florida  32724

AMOUNT OF INITIAL INDEBTEDNESS SECURED HEREBY:                     $3,870,000.00

MAXIMUM AMOUNT OF INDEBTEDNESS SECURED HEREBY:                     $5,000,000.00

                                   RECITALS
                                   --------

A. For identification and reference purposes, the Mortgagor, La-Man Corporation, a Nevada corporation, may be referred to herein as "La-Man Corporation", "Mortgagor", "Issuer" or "Debtor", as the context provides or so implies. SouthTrust Bank, National Association, a national banking association, may be referred to herein as "SouthTrust", "Mortgagee", "Credit Obligor", or "Secured Party" as the context provides or so implies. Don Bell Industries, Inc., a Florida corporation, may be referred to herein as "Don Bell Industries", "Mortgagor", "Guarantor", or "Debtor" as the context provides or so implies.
Don Bell Industries of Nevada, Inc., a Nevada corporation, Nevada SEMCO, Inc., a Nevada corporation, J. M. Stewart, Corporation, a Florida corporation, J. M. Stewart Industries, Inc., a Florida corporation, Certified Maintenance Service, Inc., a Florida corporation, and Vision Trust Marketing, Inc., a Florida corporation, may be referred to herein as "Guarantors" or "Debtors", singularly or collectively as the context provides or so implies.

B. La-Man Corporation, as "Issuer" and SouthTrust, as "Credit Obligor" have entered into a Credit and Security Agreement of even effective date herewith (the

                                                                   Exhibit 10.46

"Credit Agreement") under the terms of which SouthTrust has agreed to issue for the benefit of La-Man Corporation a letter of credit facility in the aggregate amount of $2,570,000 (the "Letter of Credit") to secure La-Man Corporation's $2,500,000 Variable/Fixed Rate Credit Enhanced Notes (the "Notes"); as a result, La-Man Corporation has incurred certain "Obligations" as defined in the Credit Agreement in favor of SouthTrust; La-Man Corporation is also indebted to SouthTrust pursuant to a revolving line-of-credit promissory note of even effective date herewith in the principal sum of up to $1,300,000 (the "Revolving Line-of-Credit Note") which is an Obligation under the Credit Agreement; and La-Man Corporation may now be, or may hereafter become, otherwise indebted, obligated or liable to SouthTrust. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

C. The Notes are being issued pursuant to a Trust Indenture between La-Man Corporation and SouthTrust, as Trustee, (the "Indenture") dated as of August 1, 1997, and pursuant to the "Financing Documents" referred to therein.

D. La-Man Corporation is the owner of certain real property particularly described in Exhibit "A" as "Parcel 1", and Don Bell Industries is the owner of certain real property particularly described in Exhibit "A" as "Parcel 2" and "Parcel 3". Parcels 1, 2, and 3 are collectively referred to herein as the "Mortgaged Property".

E. La-Man Corporation, Don Bell Industries, and the remaining Guarantors named in paragraph A above, own certain tangible and intangible personal property more particularly described below in paragraph 27 and its subparts called the "Property" (as therein defined) which, together with the Mortgaged Property, constitutes the "Collateral", all of which secures payment of the Obligations owed by La-Man Corporation to SouthTrust.

F. SouthTrust has required, as a condition precedent to entering into the Credit Agreement, approving the Revolving Line-of-Credit Note, and otherwise making credit available to La-Man Corporation, that La-Man Corporation, Don Bell Industries, and the remaining Guarantors execute and deliver this Real Estate Mortgage and Security Agreement (the "Mortgage") in favor of SouthTrust, encumbering and pledging the Collateral owned respectively by them to the fullest extent possible to secure payment of all Obligations owed to SouthTrust by La-Man Corporation. This Mortgage, the Credit Agreement, the Notes, the Revolving Line-of-Credit Note, the guaranty agreements of the Guarantors (the "Guaranty Agreement"), the Financing Documents (as defined in the Credit Agreement) and every other certificate, assignment, agreement, instrument, mortgage, security agreement, financing statement, instrument or document executed in connection with or pursuant to the Credit Agreement, the Notes, and the Revolving Line-of-Credit Note are hereinafter sometimes collectively referred to as the "Loan Documents".

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

     NOW, THEREFORE, the undersigned, in consideration of the indebtedness above mentioned, and to secure the prompt payment of same, with the interest thereon, and any extensions or renewals of same, and to further secure the performance of the covenants, conditions and agreements hereinafter set forth, and to secure all other indebtedness of every description of La-Man Corporation to SouthTrust, including, without limitation, the obligation to make reimbursement to SouthTrust pursuant to the Credit Agreement and to pay the indebtedness owed under the Revolving Line-of-Credit Note, hereby mortgage, encumber, pledge, transfer and assign the Mortgaged Property and remaining Collateral unto SouthTrust, its successors and assigns forever, to have and to hold all parts thereof subject however to the terms and conditions herein. The Mortgagors therefore covenant and agree with SouthTrust as to the Mortgaged Property, and La-Man Corporation and all of the Guarantors as Debtors covenant and agree with SouthTrust as to all remaining Collateral, as follows:

1. PERFORMANCE OF CREDIT AGREEMENT, REVOLVING LINE-OF-CREDIT NOTE, LOAN DOCUMENTS AND MORTGAGE. La-Man Corporation will perform, observe and comply with all provisions hereof and of the Credit Agreement and Revolving Line-of-Credit Note secured hereby, and will duly and punctually pay to SouthTrust the sums of money expressed in the Loan Documents with interest thereon and all other sums required to be paid by La-Man Corporation pursuant to the provisions of this Mortgage, and will perform, fulfill and pay all its Obligations under the Loan Documents.

2. SECURED INDEBTEDNESS; FUTURE ADVANCES; MAXIMUM AMOUNT AND TIME. This Mortgage shall secure (a) all indebtedness and Obligations of La-Man Corporation to SouthTrust as evidenced by the Loan Documents, all of which is unconditionally guaranteed by the Guarantors, (b) any future advances made by SouthTrust to La-Man Corporation, and (c) all other indebtedness of La-Man Corporation to SouthTrust, however and wherever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise. The total amount of indebtedness secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount specified above, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance on the Mortgaged Property, and for maintenance, repair, protection, and preservation of the Mortgaged Property, with interest on such disbursements, all as provided in this Mortgage. This Mortgage shall not secure any future advances made more than twenty years from the date hereof.

3. TITLE COVENANTS; AFTER ACQUIRED PROPERTY. Mortgagors covenant that the Mortgaged Property is free from all encumbrances except as may be specifically stated and set forth in the commitment for the mortgagee's policy of title insurance that shall

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

be delivered to the Mortgagee simultaneously with this Mortgage, that lawful fee simple ownership of and good right to encumber the Mortgaged Property are vested in Mortgagors, and that Mortgagors hereby fully warrant the title to the Mortgaged Property and will defend the same against the lawful claims of all persons whomsoever. The Mortgaged Property shall include all easements, rights of way, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating or appertaining thereto, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagors, and the reversion and reversions, remainder and remainders, rents, issues, and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagors of, in and to the same. The lien of this Mortgage will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Mortgaged Property or any part thereof.

4. IMPROVEMENTS, FIXTURES, ETC. This Mortgage extends to and shall encumber all buildings, improvements, fixtures or appurtenances, building materials, equipment, fittings and personal property of every kind or character now owned or hereafter acquired now or hereafter erected or existing upon the Mortgaged Property, including all elevators and all gas, steam, electric, water, cooking, refrigerating, lighting, plumbing, heating, air conditioning, ventilation, and power systems, machines, appliances, fixtures and appurtenances, even though they be detached or detachable, and in general all building materials and equipment of every kind and character used or useful in connection with said improvements, all of which shall be deemed part of the Mortgaged Property.

5. MAINTENANCE, REPAIR, COMPLIANCE WITH USE RESTRICTIONS. Mortgagors shall permit, commit, or suffer no waste, impairment, or deterioration of the Mortgaged Property. Mortgagors shall maintain the Mortgaged Property in good condition and repair. If Mortgagors fail to do so, then Mortgagee, without waiving the option to foreclose, may take some or all measures that Mortgagee reasonably deems necessary or desirable for the maintenance, repair, preservation, or protection of the Mortgaged Property, and any expenses reasonably incurred by Mortgagee in so doing shall become part of the indebtedness secured hereby, shall, at the option of the Mortgagee become immediately due and payable, and shall bear interest at the highest lawful rate. Mortgagee shall have no obligation to care for and maintain the Mortgaged Property, or, having taken some measures therefor, to continue the same or take other measures. Mortgagors shall perform all of Mortgagors' obligations, if any, under any declaration of covenants and restrictions (or similar instrument) affecting the Mortgaged Property, and will comply with all applicable zoning, land use plans, or other restrictions and prohibitions imposed by governmental authority.

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

6. HAZARD INSURANCE. If any buildings now or hereafter constitute part of the Mortgaged Property, Mortgagors shall keep the same insured against loss or damage by fire and other hazards included within the term "extended coverage," and against such other hazards as Mortgagee may require, in the full insurable value thereof (or such lesser amounts as Mortgagee may authorize in writing), with an insurer of high financial reputation and to which Mortgagee has no reasonable objection. The policy or policies of insurance shall contain a standard mortgagee clause in favor of Mortgagee and shall be delivered to Mortgagee. Mortgagors shall pay all premiums and charges for the maintenance and renewal of the insurance, and shall furnish Mortgagee with receipts and proofs thereof not less than ten days before the expiration thereof, without notice or demand from Mortgagee. If Mortgagors fail to do so, then Mortgagee, without waiving the option to foreclose, may obtain such insurance for the protection of Mortgagee, and any expenses reasonably incurred by Mortgagee in so doing shall become part of the indebtedness secured hereby, shall, at the option of Mortgagee, become immediately due and payable, and shall bear interest at the highest lawful rate specified in any note evidencing any indebtedness secured hereby. In the event of loss, the insurance proceeds shall be applied by Mortgagee to the reduction of the indebtedness secured hereby, or to the restoration and repair of the Mortgaged Property, at the option of the Mortgagee. Mortgagee shall have the full power to settle or compromise claims under all policies and to demand, receive, and receipt for all moneys becoming payable thereunder. In the event of foreclosure of this Mortgage or transfer of the Mortgaged Property in full or partial satisfaction of the indebtedness secured hereby, all interest of Mortgagors in the policy or policies of insurance (including any claim to proceeds attributable to losses previously occurring but not yet paid to Mortgagors) shall pass to the purchaser, grantee, or transferee.

7. RENTS AND PROFITS. This Mortgage shall extend to and encumber all rents, issues, profits, proceeds, and revenues derived from the Mortgaged Property, but Mortgagors may receive the same while this Mortgage is not in default.

8. RECEIVER. If this Mortgage falls into default, Mortgagee shall be entitled to the appointment of a receiver to take charge of the Mortgaged Property, and the rents, issues, profits, proceeds, and revenues arising therefrom, and hold the same subject to the direction of a court of competent jurisdiction, regardless of the solvency of Mortgagors or the adequacy of the security.

9. TAXES, ASSESSMENTS AND LIENS. Mortgagors shall pay all taxes, assessments, liens and other charges upon or with respect to the Mortgaged Property before the same become delinquent, and shall furnish Mortgagee with receipts and proofs thereof at least ten days before the last day allowed for payment free from penalty, without notice or demand from Mortgagee. If Mortgagors fail to do so, then Mortgagee, without waiving the option to foreclose, may pay the same, together with any penalty that may have accrued thereon, and with any expense attending the same, including the

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

reasonable charge for services of counsel, or for any person employed to aid in the discharge or in the matter of the adjustment thereof, or for advice in respect thereto, and any amounts so paid shall become part of the indebtedness secured hereby, shall, at the option of Mortgagee, become immediately due and payable, and shall bear interest at the highest lawful rate.

10. INSPECTION AND APPRAISALS. Mortgagee and Mortgagee's representatives may enter upon the Mortgaged Property for inspection at all reasonable times and in a reasonable manner, both before and after default. If at any time (but not more frequently than annually) or for any reason, the Mortgagee, in its reasonable discretion, determines that the value of the Mortgaged Property may have declined significantly in value, within 30 days from the Mortgagee's written request to the Mortgagors, the Mortgagors shall provide to the Mortgagee, at Mortgagors' sole cost and expense, a current appraisal of the Mortgaged Property by an appraiser satisfactory to the Mortgagee. The Mortgagors shall cooperate fully with any such request and provide all documents and information as such appraiser may request and allow the appraiser access to the Mortgaged Property in connection with such appraiser's performance and preparation of such appraisal.

11. EMINENT DOMAIN. This Mortgage extends to and shall encumber any judgments, awards, damages, and settlements hereafter rendered or paid and resulting from condemnation proceedings with respect to the Mortgaged Property or the taking of the Mortgaged Property or any part thereof under the power of eminent domain, and Mortgagee may require that any sums payable to Mortgagors and arising out of the power of eminent domain with respect to the property shall be applied to the indebtedness secured hereby.

12. ENFORCEMENT AND COLLECTION EXPENSES. The Mortgagors shall pay or reimburse Mortgagee for all costs, professional fees, and expenses, including attorney's fees, reasonably incurred by Mortgagee, whether or not legal action is instituted, with respect to collection of the indebtedness secured hereby, the enforcement of Mortgagee's rights hereunder, or incurred by the Mortgagee in any proceeding in which the Mortgagee is made a party or participant, including but not limited to such fees, expenses, and costs incurred in any phase of litigation in the trial court or on appeal, and all matters and appearances connected with any trial, retrial, hearing, rehearing, appeal, mediation, arbitration, condemnation proceeding, bankruptcy case, bankruptcy proceeding or matter, administrative proceeding, criminal or civil forfeiture, lien enforcement or foreclosure proceedings. All of such costs, fees and expenses shall be secured by the lien of this Mortgage, and shall bear interest at the highest lawful rate from the date paid or advanced by the Mortgagee.

13. ACCELERATION UPON DEFAULT. If any obligated party shall fail to pay any indebtedness secured hereby promptly when due (or within such grace period as may

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

be provided in any instrument evidencing the indebtedness or the Obligations), or if any obligated party shall materially breach any other covenant herein or otherwise materially default hereunder, then Mortgagee may declare all indebtedness and Obligations secured hereby to be accelerated and immediately due and payable. Mortgagee's failure to declare an acceleration shall not impair the right to do so in the event of a continuing or subsequent breach or default.

14. ACCELERATION UPON TRANSFER OF MORTGAGED PROPERTY. If all or any part of the Mortgaged Property or an interest therein is sold or transferred by Mortgagors in any manner whatsoever without Mortgagee's prior written consent, Mortgagee may, at Mortgagee's option, declare all of the Obligations secured by this Mortgage to be accelerated and immediately due and payable.

15. NO WAIVER. No delay by Mortgagee in exercising any option, right, or remedy hereunder or otherwise afforded by law shall waive or preclude the exercise thereof during the continuance of any breach or default hereunder. No waiver by Mortgagee of any provision, breach, or default shall be a waiver of any other provision or a consent to any subsequent breach or default.

16. DEFAULT UNDER OTHER MORTGAGES. If any portion of the Mortgaged Property or any part thereof is now or hereafter encumbered by any other mortgage held by Mortgagee, then, at the option of Mortgagee, any default hereunder shall also be a default under each and all of such other mortgages, and any default under any of such other mortgages shall also, at Mortgagee's option, be a default hereunder. Any default by Mortgagors in any term, covenant, or provision of any other mortgage held by any other party that may now or hereafter encumber the Mortgaged Property, or any part thereof, shall, at the option of Mortgagee, also constitute a default hereunder.

17. EXTENSIONS, LENIENCIES, AND RELEASES. Mortgagee may grant extensions of time for payment and other leniencies with respect to any indebtedness secured hereby, and may waive or fail to enforce any of Mortgagee's rights hereunder and may release a portion or portions of the Mortgaged Property from the lien hereof, without releasing or diminishing the obligation or liability of any person constituting a Mortgagor, or any Guarantor or endorser.

18. SUBROGATION. Mortgagee shall be subrogated to the lien (notwithstanding its release of record) of any vendor, mortgagee, or other lienholder paid or discharged by the proceeds of any loan or advance made by the Mortgagee to the Mortgagors and secured hereby.

19. RELEASE AND SATISFACTION. Whenever the outstanding Obligation secured hereby are satisfied and paid in full, and no commitment exists to make advances, the Mortgagee shall on written demand by Mortgagors give a full release and satisfaction

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

hereof, in recordable form.

20. DEFAULT UNDER LOAN DOCUMENTS. Any default under any Loan Document that is not cured or remedied prior to the expiration of any applicable grace or cure period, shall, at Mortgagee's option, constitute a default under this Mortgage and all remaining Loan Documents entitling the Mortgagee to accelerate all indebtedness owed under the Obligations secured hereby and foreclose this Mortgage or seek any other remedy available to the Mortgagee as provided by law or equity.

21. PROHIBITION AGAINST ADDITIONAL FINANCING OR OTHER LIENS. An important component of the consideration for the extension of credit evidenced by Credit Agreement, Revolving Line-of-Credit Note, and the remaining Loan Documents secured by this Mortgage is the Mortgagors' equity in the Mortgaged Property and the maintenance of such equity (as increased through future appreciation, if any) during the term of this Mortgage. This is and shall remain a first Mortgage. The Mortgagors covenant and agree not to create or permit the creation of any other indebtedness, or to further encumber the Mortgaged Property or any portion thereof with a mortgage, charge, lien or encumbrance without first obtaining the written consent of the Mortgagee. Any default in the provisions of this paragraph shall entitle the Mortgagee, at its option, to declare all sums secured by this Mortgage to be immediately due and payable.

22. FURTHER ASSURANCES. At any time, and from time to time, upon request by the Mortgagee, the Mortgagors and the Guarantors will make, execute and deliver or cause to be made, executed and delivered, to the Mortgagee and, where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or re-filed at such time and in such offices and places as shall be deemed desirable by the Mortgagee any and all such other and further mortgages, instruments of further assurance, certificates and other documents as may, in the opinion of the Mortgagee, be necessary or desirable in order to effectuate, complete, enlarge, or perfect, or to continue and preserve the obligations of La-Man Corporation under the Credit Agreement, Revolving Line-of-Credit Note, the Loan Documents and this Mortgage, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagors.

23. ENVIRONMENTAL MATTERS. The Mortgagors and the Mortgaged Property are in compliance with all environmental regulations and with all other federal, state and local laws and regulations relating to the environment and pollution, including such laws and regulations regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. No assessment notice of (primary or secondary) liability or notice of financial responsibility, and no notice of any action, claim, investigation, proceeding, or inquiry to determine such liability or responsibility, or the amount thereof, or to impose civil penalties has been received by the Mortgagors, and

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

there are no facts, conditions or circumstances known to the Mortgagors which could result in any investigation or inquiry if all such facts, conditions, and circumstances, if any, were fully disclosed to the applicable governmental authority. The Mortgagors have paid, if applicable, any environmental excise taxes due and payable, including without limitation, those imposed pursuant to Sections 4611, 4661, or 4681 of the Internal Revenue Code of 1986, as amended from time to time. The Mortgagors have not obtained and are not required to obtain any permits, licenses, or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures or equipment in connection with its business by reason of any environmental regulations. No oil, toxic or hazardous substances or solid wastes have been disposed of or released by the Issuer in connection with the operation of the Mortgaged Property and the Mortgagors will not dispose of or release oil, toxic or hazardous substances or solid wastes at any time in its operation of their respective businesses (the terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the terms "solid waste" and "disposal," "dispose" or "disposed' shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA'), except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein).

24. PERMITTED LIENS. The term "Permitted Liens" as used in this Mortgage shall mean (a) any lien which provides security for the Obligations, (b) any purchase money security interest in favor of the vendor of tangible personal property constituting any part of the Collateral, (c) liens for ad valorem, tangible and intangible property taxes on the Collateral not then delinquent, (d) liens characterized as "Miscellaneous Liens" under Part II, Chapter 713, Florida Statutes, if paid or satisfied in the normal course of business, and (e) those matters set forth in Schedule B of the mortgagee policy of title insurance referenced in paragraph 3 of this Mortgage.

25. LIEN ON INDENTURE SPECIAL FUNDS; ADDITIONAL PROPERTY. This Mortgage shall act as a security agreement with respect to (a) all money and investments from time to time on deposit in, or forming a part of, the funds and accounts established under the Indenture (herein called the "Special Funds"), subject to the prior lien of the Indenture with respect to the Special Funds and the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth therein, and (b) any and all other real or personal property of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred to SouthTrust as and for additional security hereunder by the La-Man Corporation or by anyone on in the behalf of, or with the written consent of, the La-Man Corporation.

26. SECURITY AGREEMENT RE: MORTGAGED PROPERTY. This Mortgage shall act as a security agreement and provide for a security interest in: (a) all property and fixtures affixed to or located on Mortgaged Property which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Mortgaged Property; (b) all articles of

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

personal property and all materials delivered to the Mortgaged Property for use in any construction being conducted thereon, and owned by Mortgagors; (c) and all contract rights, general intangibles, actions and rights in action, including all rights to insurance proceeds relating to the Mortgaged Property; and (d) all cash and non-cash proceeds, products, replacements, additions, substitutions, renewals, and accessions of any of the foregoing. Mortgagors as Debtors hereby grant to Mortgagee as Secured Party a security interest in all fixtures, rights in action and personal property described herein. This Mortgage is a self-operative security agreement with respect to such property, but Mortgagors agree to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any such property. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Florida Uniform Commercial Code.

27. SECURITY AGREEMENT RE: THE PROPERTY. This Mortgage shall act as a security agreement with respect to all property described herein of La-Man Corporation and of each of the Guarantors, collectively the "Debtors", and the Debtors hereby pledge to SouthTrust as Secured Party and give the Secured Party a continuing and unconditional lien and security interest (the "Security Interest") in the following described tangible and intangible personal property and in all increases and profits therefrom, in all substitutions therefor, and in all proceeds thereof in any form (the "Property"), all in accordance with the following terms, covenants, and conditions.

      (a).   Description of the Property.  The Property is described as
             ---------------------------
follows:

             (i).    Accounts Receivable:  All accounts receivable of the
                     --------------------
Debtors, whether now owned or hereafter acquired by the Debtors and whether now existing or hereafter arising, and all proceeds of the foregoing, whether cash or non-cash (the "Accounts Receivable"); and

             (ii)    Contract rights and general intangibles.  All of each
                     ---------------------------------------
Debtor's right to receive payments from any source and for any reason, whether characterized as accounts, chattel paper, choses-in-action, contract rights, general intangibles, instruments, securities, notes or otherwise; and all of each Debtor's intangibles, including without limitation copyrights, trademarks, trade names, service marks, patent drawings, designs and formulas; and all of each Debtor's contract rights including, without limitation, each Debtor's rights under distribution contracts, franchise agreements, license agreements, sales contracts, unfilled customer orders, and lease agreements, hazard, casualty, liability, or other insurance policy, including without limitation, any unearned premiums and all insurance proceeds or sums payable in lieu

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

             (iii).  Inventory, equipment, motor vehicles, furniture and
                     ---------------------------------------------------
fixtures, etc. The Debtors' interests in all tangible personal property
-------------
including, without limitation, the Debtors' interests in all inventory, equipment, machinery, computer equipment and peripherals, furniture, and furnishings, and all replacements thereof and substitutes therefor, and the Debtors' interests in all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith, whether any of the foregoing now owned or hereafter acquired by the Debtors, or any of them, and wherever located, and all proceeds thereof (but inclusion of proceeds shall not be deemed to imply that Secured Party authorizes the sale or other transfer or disposition of any such Property). The term "Inventory" as used herein also includes the Debtors' interests in all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in the Debtors' respective businesses and returned and repossessed goods; together with all documents now or hereafter evidencing any such Inventory; and all proceeds and products of the same. The term "Equipment" as used herein also includes the Debtors' motor vehicles and interests in other property described in Exhibit "B-1" attached to Schedule 2 of that UCC-1 Financing Statement attached as composite Exhibit "B" hereto and incorporated herein by reference, together with all replacements, accessories, parts, equipment and accessions now attached to or used in connection therewith or which hereafter at any time may be placed in or added thereto, and fixtures (including leasehold improvements), machinery and appliances which are attached to real property owned, leased or occupied by any Debtor. With respect to such Inventory and Equipment, the Debtors hereby warrant and agree that:

                     (1). The Inventory and Equipment is being used solely for business and not for family or personal use. The motor vehicles are titled and licensed in the State of Florida.

                     (2). Except for rolling stock (i.e. trucks or other motor vehicles with Equipment and Inventory), Inventory, Equipment and work in process which, in the ordinary course of business, is temporarily located at job sites of customers, subcontractors and other fabricators, the Inventory and Equipment will be kept at the respective addresses of the Debtors set forth in composite Exhibit "B" attached hereto, which is the address of the principal office of each respective Debtor's business within the State of Florida.

                     (3). Each Debtor has full and clear title to its Inventory and Equipment except for Permitted Liens, and will at all times keep its Inventory and Equipment free from any other lien, security interest or encumbrance.

                     (4). Each Debtor will at all times keep its Inventory and Equipment insured for its full value (less normal deductibles) against loss, damage,

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

theft and other risks normally insured against, and any loss shall be payable to the Secured Party as its interest may appear. Each Debtor will furnish such evidence of insurance coverage as Secured Party may reasonably require. Upon cancellation or the failure of any Debtor to procure such insurance, or to remove any prohibited encumbrance upon said Property, the Secured Party may procure such insurance or remove any prohibited encumbrance on the Property and the amount so paid by the Secured Party shall be immediately repayable and shall be added to and become a part of the indebtedness and Obligations secured hereby and shall bear interest at the highest rate allowed by law until paid.

                     (5). Each Debtor will keep its Inventory and Equipment in good order and repair in accordance with normal business practices (reasonable wear and tear excepted) and will not waste or destroy said Property or any portion thereof. Each Debtor will not use its Inventory or Equipment in violation of any statute or ordinance or any policy of insurance thereon, and the Secured Party may examine and inspect such Property at any reasonable time or times wherever located.

                     (6). Each Debtor will pay promptly when due all license fees, registration fees, taxes and assessments upon its Inventory and Equipment or for its ownership, use or operation or in any way related to the Security Interest granted herein or as perfected. At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Property, may pay for insurance on said Property, and may pay for the maintenance and preservation of said Property. Each Debtor agrees to immediately reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization and any amount so paid by the Secured Party shall be added to and become a part of the indebtedness and Obligations secured hereby and shall bear interest at the highest rate allowed by law until paid. Until default, each Debtor may retain possession of said Property, respectively, and use it in any lawful manner not inconsistent herewith and not inconsistent with any policy of insurance thereon.

     (b).    Representations of the Debtors.  The Debtors represent and
             ------------------------------
warrant, and so long as the Obligations remain outstanding or unpaid they shall be deemed continuously to represent and warrant that: (i) each item constituting the Property is genuine and in all respects what it purports to be; (ii) the Debtors are the owners, respectively, of the Property free of all security interests or other encumbrances except the Security Interest and Permitted Liens; and (iii) the Debtors are authorized to enter into the security agreement contained in this Mortgage.

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

     (c).    Covenants of the Debtors.  Until satisfied or terminated as
             -------------------------
otherwise provided herein, each of the Debtors covenants and warrants that each
(i) will defend its interest in the Property against the claims of all persons;
(ii) will keep its interest in the Property free from all security interests or other encumbrances except the Security Interest; (iii) will not assign, sell, transfer, deliver or otherwise dispose of the Property or any interest therein or attempt to do the same without the prior written consent of the Secured Party, intending hereby to allow for retirement and replacement of Equipment and the sale of the Inventory in the ordinary course of business; (iv) will notify the Secured Party promptly in writing of any change in each Debtor's address, name or identity specified above; (v) in connection herewith, will execute and deliver to the Secured Party such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices reasonably requested by the Secured Party, and take such other action as the Secured Party may reasonably deem advisable to perfect the Security Interest created hereby; and (vi) will pay taxes, filing or registration fees, assessments and other charges of every nature which may be levied or assessed against the Property or related to the Security Interest granted herein. The Debtors appoint the Secured Party as the Debtors' attorney-in-fact to perform all acts which the Secured Party deems appropriate to perfect and continue the Security Interest, to protect and preserve the Property and to endorse and transfer all or any part of the Property.

     (d).    Default.  In the event of a monetary default hereunder which is
             -------
not paid or cured within 10 days after it is due, or in the event of a non-monetary default hereunder which remains uncured after 30 days notice (or such longer cure period as the Secured Party may in its reasonable discretion grant if the non-monetary condition of default is not, with the exercise of utmost due diligence, completely correctable within said 30 days), the Secured Party may declare the Obligations to be immediately due in accordance with the terms of the Loan Documents, and the Secured Party's rights with respect to the Property shall be those of a secured party under the Florida Uniform Commercial Code or such other applicable law from time to time in effect if any part of the Property is located outside of the State of Florida. The Secured Party shall also have any additional rights granted herein, in the Loan Documents, or and in any other agreement now or hereafter in effect between the Debtors and the Secured Party. If requested by the Secured Party, the Debtors will assemble the Property and make it available to the Secured Party at a place to be designated by the Secured Party. In the event of default, the Debtors hereby irrevocably consent to any act by the Secured Party or its agents in entering upon any premises for the purpose of either (i) inspecting the Property or (ii) taking possession of the Property, and the Debtors hereby waive their right to assert against the Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Property may be located. The Debtors agree that any notice by the Secured Party of the sale or disposition of Property or any other intended action hereunder, whether required by the Florida Uniform Commercial Code or otherwise, shall constitute reasonable notice

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

to the Debtors if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Debtor's then current address as set forth in the Secured Party's records, or to any other address which the respective Debtor has specified in writing to the Secured Party as the address to which notices shall be given to that Debtor. The Debtors shall pay all costs and expenses incurred by the Secured Party in enforcing its rights in the Security Interest in the same manner and to the same extent as provided for its rights with respect to the Mortgaged Property, whether suit is brought or not and to the extent of Debtors' liability for repayment of any of the Obligations, they shall be liable for any deficiency in the event that disposition of the Collateral does not satisfy the Obligations in full.

     (e).    Secured Party's power to act.  The Debtors authorize the Secured
             ----------------------------
Party without notice to any Debtor (i) to take from any party and hold collateral (other than the Property) for the payment of the Obligations or any part thereof and to exchange, enforce or release such collateral or the Property or any part thereof (ii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof and to release or substitute any such endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof or any party in any way obligated to pay the Obligations or any part thereof and (iii) to waive or fail to enforce any of Secured Party's rights against any Debtor or any such collateral and (iv) upon the occurrence of any default, to direct the order or manner of the disposition of the Collateral, or any part thereof, and any other collateral and the enforcement of any endorsements and guaranties relating to the Obligations or any part thereof as the Secured Party in its sole discretion may determine. Upon the Debtors' failure to perform any of their duties hereunder, the Secured Party may, but shall not be obligated to, perform any of such duties and the Debtors shall forthwith upon demand reimburse the Secured Party for any expense incurred by the Secured Party in so doing. The Secured Party shall exercise reasonable care in the custody and preservation of the Property to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as the Debtors shall reasonably request in writing, however, no omission to do any act not requested by the Debtors shall be deemed a failure to exercise reasonable care and no omission to comply with any requests by the Debtors shall of itself be deemed a failure to exercise reasonable care. The Debtors shall take all necessary steps to preserve rights against prior parties to instruments or chattel paper constituting the Property, and the Secured Party shall have no obligation to take any such steps. The Secured Party or its nominee need not collect interest on or principal of any of the Property nor give any notice with respect to it to any third party.

     (f).    Further security.  As further security for payment of the
             -----------------
Obligations (i) the Debtors grant to the Secured Party a lien and security interest in and upon any and all property of any of the Debtors which is or may hereafter be in the Secured Party's possession in any capacity, including without limitation, all monies owed or to be owed

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

by the Secured Party to any of the Debtors, and with respect to all such property, the Secured Party shall have the same rights hereunder as it has with respect to the Collateral (ii) without limiting any other right of the Secured Party, wherever the Secured Party has the right to declare any of the Obligations to be immediately due and payable (whether or not is has so declared), the Secured Party may elect to set off against such Obligations all monies then owed to any of the Debtors by the Secured Party in any capacity whether due or not, and if the Secured Party so elects, it shall be deemed to have exercised its right of set off immediately at the time its right to such election accrued.

     (g).    Delays or omissions, right to cure, remedies cumulative.  No
             -------------------------------------------------------
delay or omission by the Secured Party in exercising any right hereunder or with respect to the Property or the Obligations shall operate as a waiver of that or any other right and no single right and no single or partial exercise of any right shall preclude the Secured Party from any other or further exercise of that right or the exercise of any other right or remedy. The Secured Party may cure any default by any Debtor in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Debtors. All rights and remedies of the Secured Party hereunder and under the Florida Uniform Commercial Code shall be deemed cumulative. The provisions of this Mortgage are cumulative and in addition to the provisions of any of the Loan Documents, and Secured Party shall have all the benefits, rights and remedies of and under any of the Loan Documents.

     (h).    Miscellaneous matters.  The rights and benefits of the Secured
             ---------------------
Party hereunder shall, if the Secured Party agrees, inure to any party acquiring an interest in the Obligations or any part thereof. The rights hereunder shall inure to the benefit of the parties hereto and their respective successors and assigns. The Debtors authorize the Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Secured Party describing the Property in the same manner as it is described herein; and from time to time at the request of Secured Party, execute one or more financing statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever, except Permitted Liens) to secure the payment of the Obligations, including, without limitation, to deposit with Secured Party any certificate or other evidence of title issuable with respect to any of the Property and notation thereon of the security interest hereunder. The Secured Party shall have the right to hold possession of any part of the Property in order to perfect its Security Interest therein if perfection requires possession.

28. GENERAL PROVISIONS. The singular shall include the plural and any gender shall be applicable to all genders when the context permits or implies. Mortgagee's/Secured

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

Party's rights expressed herein are in addition to and cumulative of any other rights and remedies provided by law or equity. When the context permits, but only in compliance with any restrictions relating thereto, the terms "Mortgagor(s)", "Guarantor(s)", "Debtor(s)", and "Secured Party" shall extend to and shall include their respective legal representatives, successors and assigns. Any agreement hereafter made by Mortgagors and Mortgagee or by the Debtors and the Secured Party pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. Time is of the essence.

IN WITNESS WHEREOF, Mortgagors, La-Man Corporation and Don Bell Industries, Inc., and Guarantors (as Debtors) have caused this Real Estate Mortgage and Security Agreement to be executed on their behalf as of the date first stated above.

WITNESSES (ALL PARTIES)            MORTGAGORS:

/s/ Larry R. Stout                 La-Man Corporation:
-----------------------------
Signature of first witness

/s/ Larry R. Stout                 By: /s/ J. William Brandner
-----------------------------          -----------------------------------------
Printed name of first witness      J. William Brandner, Its President

/s/ Julia A. Rademacher            Don Bell Industries, Inc.:
-----------------------------
Signature of second witness

/s/ Julia A. Rademacher            By: /s/ J. William Brandner
-----------------------------          -----------------------------------------
Printed name of second witness     J. William Brandner,  Its Vice President

================================================================================

WITNESSES (ALL PARTIES)            DEBTORS:

/s/ Larry R. Stout                 La-Man Corporation:
-----------------------------
Signature of first witness

/s/ Larry R. Stout
-----------------------------
Printed name of first witness      By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner, Its President

/s/ Julia A. Rademacher
-----------------------------
Signature of second witness        Don Bell Industries, Inc.:

/s/ Julia A. Rademacher
-----------------------------
Printed name of second witness     By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its Vice President

                                   Don Bell Industries of Nevada, Inc.

                                   By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its Vice President

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

WITNESSES (ALL PARTIES)            DEBTORS (CONTINUED):

/s/ Larry R. Stout                 J. M. Stewart, Corporation
-----------------------------
Signature of first witness

/s/ Larry R. Stout
-----------------------------
Printed name of first witness      By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner, Its Vice President

/s/ Julia A. Rademacher
-----------------------------
Signature of second witness        J. M. Stewart Industries, Inc.

/s/ Julia A. Rademacher
-----------------------------
Printed name of second witness     By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its Vice President

                                   Certified Maintenance Service, Inc.

                                   By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its Vice President

                                   Vision Trust Marketing, Inc.

                                   By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its President

                                   Nevada SEMCO, Inc.

                                   By: /s/ J. William Brandner
                                       -----------------------------------------
                                   J. William Brandner,  Its Vice President

                  Real Estate Mortgage and Security Agreement

                                                                   Exhibit 10.46

STATE OF FLORIDA
COUNTY OF VOLUSIA

The foregoing Real Estate Mortgage and Security Agreement was acknowledged before me August 28, 1997, by J. William Brandner as the:

(1)  President of La-Man Corporation, a Nevada corporation;
(2)  President of Vision Trust Marketing, Inc., a Florida corporation;
(3)  Vice President of Don Bell Industries, Inc., a Florida corporation;
(4) Vice President of Don Bell Industries of Nevada, Inc., a Nevada corporation;
(5)  Vice President of Nevada SEMCO, Inc., a Nevada corporation;
(6)  Vice President of J. M. Stewart, Corporation, a Florida corporation;
(7)  Vice President of J. M. Stewart Industries, Inc., a Florida corporation;
      and
(8) Vice President of Certified Maintenance Service, Inc., a Florida corporation;

on behalf of each corporation. He is (check one) [_] personally known to me or [X] has produced his driver's license as identification.


/s/ Julia A. Rademacher
-----------------------------
Notary Public, State of Florida at Large

[SEAL]

                  Real Estate Mortgage and Security Agreement
                                    Page 18